UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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HEALTHCARE AI ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF HEALTHCARE AI ACQUISITION CORP.

8 The Green, Ste 15614

Dover DE 19901

Dear Healthcare AI Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Healthcare AI Acquisition Corp., a Cayman Islands exempted company (the “Company,” “HEALTHCARE AI,” “we,” “us” or “our”), which will be held on August 11, 2023, at 9:00 a.m., New York Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of the Company at 8 The Green, Ste 15614, Dover DE 19901. You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at www.cleartrustonline.com/haia.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business HEALTHCARE AI will conduct at the Extraordinary General Meeting and provide information about HEALTHCARE AI that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

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Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to HEALTHCARE AI’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination to December 14, 2024 (the “Extended Date”) (i.e., a period of time ending 36 months after the consummation of its initial public offering (the “IPO”)) without the deposit of any amounts in the trust account for such extension. This proposal is referred to as the “Extension Amendment Proposal”);

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Proposal No. 2 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Amendment Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal or where the board of directors of the Company determine that it is otherwise necessary. The Adjournment Proposal may be presented as the first proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Amendment Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow HEALTHCARE AI additional time to complete an initial business combination (the “Business Combination”).

You are not being asked to vote on a Business Combination at this time.

The Articles of Association currently provides that the Company has until August 14, 2023 to consummate a business combination (the “Termination Date”), which Termination Date may currently be extended until June 14, 2024 on a month to month basis by depositing $50,000 per one-month extension, into the trust account (the “Trust Account”) held by Continental Transfer and Trust Company (the “Trustee”). The only way to extend the Termination Date is by a special resolution of shareholders passed at an extraordinary general meeting held in accordance with the Articles of Association. In addition, the Company will amend the Investment Management Trust Agreement with the Trustee to extend the Termination Date to December 14, 2024 with no additional payments to the Trust Account, if the Extension Proposal is approved.

Under the circumstances, Atticus Ale, LLC (the “Sponsor”) no longer wishes to pay a monthly extension amount. However, this would be contrary to the interests of our non-redeeming public stockholders, who will have substantially less funds in the Trust Account than if the extension provisions were not amended. If the Extension Amendment Proposal is approved, the Company shall have until December 14, 2024 to consummate a business combination (the “Extended Date”), with no additional payments to the Trust Account.

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HEALTHCARE AI’s board of directors (the “Board”) has determined that it is in the best interests of HEALTHCARE AI to seek an extension of the Termination Date and have HEALTHCARE AI shareholders approve the Extension Amendment Proposal because HEALTHCARE AI will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made. HEALTHCARE AI intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of HEALTHCARE AI and its shareholders that an extension of the Termination Date (the “Extension”) be obtained so that, HEALTHCARE AI will have an additional amount of time to consummate a Business Combination. Without the Extension, HEALTHCARE AI will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

As contemplated by the Articles of Association, the holders of HEALTHCARE AI Class A ordinary shares (the “Class A Shares”), par value $0.0001 per share issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, calculated as of two business days prior to the initially scheduled date of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On July 31, 2023, the redemption price per Public Share was approximately $10.72 (which is expected to be the same approximate amount two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $18.6 million as of July 31, 2023 (including interest not previously released to HEALTHCARE AI to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HEALTHCARE AI to pay its taxes two business days prior to the initially scheduled date of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on July 28, 2023 was $10.66. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.06 more per share than if the Public Shares were sold in the open market. HEALTHCARE AI cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. HEALTHCARE AI believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if HEALTHCARE AI does not complete a Business Combination on or before the Termination Date.

On June 8, 2023, the Company entered into a share purchase agreement in connection with the transfer from Healthcare AI Acquisition LLC, (the “Initial Sponsor”) to Atticus Ale, LLC (the “Sponsor”) of 3,184,830 Founder Shares which closed on June 12, 2023 (the “Sponsor Handover”).

On June 9, 2023,  an extraordinary special meeting of shareholders was held by the Company whereby shareholders approved, as a special resolution, the right for the Company to extend the date by which it has to complete a business combination on a month-to-month basis, by depositing into the Company’s Trust Account, the amount of $50,000 for each one-month Extension, and to provide for the right of a holder of the Company’s Class B ordinary shares, $0.0001 par value per share (the “Class B Shares”) to convert into Class A Shares. 19,824,274 Class A shares were tendered for redemption and approximately $208,992,255 (approximately $10.54 per share) was removed from the Company’s trust account to pay such redemptions. Following redemptions, the Company had 1,738,127 Class A Shares outstanding, and approximately $18,323,752 in the Company’s trust account.

On June 29, 2023 the Company issued an aggregate of 5,390,599 Class A Shares to the holders of the Company’s Class B Shares upon the conversion of an equal number of Class B Shares (the “Conversion”). The Class B Shareholders include the Sponsor, the Former Sponsor and four Initial Shareholders. The 5,390,599 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering. Following the Conversion, there were 7,128,726 Class A Shares issued and outstanding and one Class B Share issued and outstanding.

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On June 12, 2023, the Company deposited $50,000 into the Trust Account to extend the time to complete a business Combination to July 14, 2023.  On July 12, 2023, the Company deposited $50,000 into the Trust Account to extend the time to complete a business Combination to August 14, 2023.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Company may enter into agreements with one or more shareholders pursuant to which such shareholders will agree not to redeem all or a portion of their public shares in connection with the Extension Amendment. No additional funds will be deposited into the Trust Account.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of its affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.72 per share, based on the amounts held in the Trust Account as of July 31, 2023; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or any of its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the shareholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the shareholders (e.g., 5% shareholders) who sold such public shares; and (v) the number of public shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

If the Extension Amendment Proposal is  not approved, and the $50,000 extension payment for the next month’s extension to September 14, 2023 is not made, and every month thereafter until December 14, 2024, HEALTHCARE AI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HEALTHCARE AI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HEALTHCARE AI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to HEALTHCARE AI’s obligations under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by not less than two-thirds (2/3) of such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, par value $0.0001 per share (the “Class B Shares”), which include the 5,390,599 Class A Shares  and one Class B Share held by the Sponsor and the initial investors (the “Initial Shareholders”) who purchased Class B Shares at the time of the IPO  (such shares referred to as the “Founder Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the “Ordinary Shares.”

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Amendment Proposal will not be submitted to the Extraordinary General Meeting for a vote.

The Board has fixed the close of business on July 21, 2023 (the “Record Date”) as the date for determining HEALTHCARE AI shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Public Shares and Founder Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

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HEALTHCARE AI believes that given HEALTHCARE AI’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of HEALTHCARE AI and its shareholders that HEALTHCARE AI obtain the Extension. HEALTHCARE AI believes a Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of HEALTHCARE AI and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

HEALTHCARE AI’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement warrants (as defined below). See the section entitled “Extraordinary General Meeting of HEALTHCARE AI Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, HEALTHCARE AI urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Healthcare AI Acquisition Corp.

/s/ Zikang Wu

Zikang Wu

Chairman of the Board

July 31, 2023

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Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The  Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by the holders of the Public Shares and Founder Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal or the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

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NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF HEALTHCARE AI ACQUISITION CORP.

TO BE HELD ON AUGUST 11, 2023

To the Shareholders of Healthcare AI Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Healthcare AI Acquisition Corp., a Cayman Islands exempted company (the “Company,” “HEALTHCARE AI,” “we,” “us” or “our”), will be held in person at the offices of the Company at 8 The Green, Ste 15614, Dover DE 19901. You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at www.cleartrustonline.com/haia

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless HEALTHCARE AI determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated July 31, 2023 and is first being mailed to shareholders on or about that date:

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Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to HEALTHCARE AI’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination to December 14, 2024 (the “Extended Date”) (i.e., a period of time ending 36 months after the consummation of its initial public offering (the “IPO”)) without the deposit of any amounts in the trust account for such extension. This proposal is referred to as the “Extension Amendment Proposal”);

•

Proposal No. 2 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Amendment Proposal, or (ii) where the board of directors of the Company has determined that it is otherwise necessary (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal, or where the board of directors of the Company determines that it is otherwise necessary. The Adjournment Proposal may be presented as the first proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and none of the Extension Amendment Proposal will not be submitted to the Extraordinary General Meeting for a vote.

The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow HEALTHCARE AI additional time to complete an initial business combination (the “Business Combination”).

You are not being asked to vote on a Business Combination at this time.

The Articles of Association currently provides that the Company has until August 14, 2023 to consummate a business combination (the “Termination Date”), which Termination Date may currently be extended until June 14, 2024, on a month-to-month basis until June 14, 2024 by depositing $50,000 per one-month extension, into the trust account (the “Trust Account”) held by Continental Transfer and Trust Company (the “Trustee”). The only way to extend the Termination Date is by a special resolution of shareholders passed at an extraordinary general meeting held in accordance with the Articles of Association. In addition, the Company will amend the Investment Management Trust Agreement with the Trustee to extend the Termination Date to December 14, 2024 with no additional payments into the Trust Account, if the Extension Proposal is approved.

Under the circumstances, Atticus Ale, LLC (the “Sponsor”) no longer wishes to pay a monthly extension amount. However, this would be contrary to the interests of our non-redeeming public stockholders, who will have substantially less funds in the Trust Account than if the extension provisions were not amended. If the Extension Amendment Proposal is approved, the Company shall have until December 14, 2024 to consummate a business combination (the “Extended Date”), with no additional payments to the Trust Account.

On June 8, 2023, the Company entered into a share purchase agreement in connection with the transfer from Healthcare AI Acquisition LLC, (the “Initial Sponsor”) to Atticus Ale, LLC (the “Sponsor”) of 3,184,830 Founder Shares which closed on June 12, 2023 (the “Sponsor Handover”).

On June 9, 2023,  an extraordinary special meeting of shareholders was held by the Company whereby shareholders approved, as a special resolution, the right for the Company to extend the date by which it has to complete a business combination to June 14, 2024 by depositing into the Company’s Trust Account, the amount of $50,000 for each one-month Extension, and to provide for the right of a holder of the Company’s Class B Shares, to convert into Class A Shares. 19,824,274 Class A shares were tendered for redemption and approximately $208,992,255 (approximately $10.54 per share) was removed from the Company’s trust account to pay such redemptions. Following redemptions, the Company had 1,738,127 Class A Shares outstanding, and approximately $18,323,752 in the Company’s trust account.

On June 29, 2023 the Company issued an aggregate of 5,390,599 Class A Shares to the holders of the Company’s Class B Shares upon the conversion of an equal number of Class B Shares (the “Conversion”). The Class B Shareholders include the Sponsor, the Former Sponsor and four Initial Shareholders. The 5,390,599 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering. Following the Conversion, there were 7,128,726 Class A Shares issued and outstanding and one Class B Share issued and outstanding.

On June 12, 2023, the Company deposited $50,000 into the Trust Account to extend the time to complete a business Combination to July 14, 2023.  On July 12, 2023, the Company deposited $50,000 into the Trust Account to extend the time to complete a business Combination to August 14, 2023.

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Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

HEALTHCARE AI’s board of directors (the “Board”) has determined that it is in the best interests of HEALTHCARE AI to seek an extension of the Termination Date and have HEALTHCARE AI’s shareholders approve the Extension Amendment Proposal because HEALTHCARE AI will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made. HEALTHCARE AI intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of HEALTHCARE AI and its shareholders that an extension of the Termination Date (the “Extension Date”) be obtained so that HEALTHCARE AI will have an additional amount of time to consummate a Business Combination. Without the Extension, with no additional payments to the Trust Account,  HEALTHCARE AI would be forced to liquidate.

Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

As contemplated by the Articles of Association, the holders HEALTHCARE AI’s Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On July 31, 2023, the redemption price per Public Share was approximately $10.72 (which is expected to be the same approximate amount two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $18.6 million as of July 31, 2023 (including interest not previously released to HEALTHCARE AI to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HEALTHCARE AI to pay its taxes two business days prior to the initially scheduled date of the Extraordinary General Meeting. The closing price of the Ordinary Shares on Nasdaq on July 28, 2023 was $10.66. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.06 more per share than if the Public Shares were sold in the open market. HEALTHCARE AI cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. HEALTHCARE AI believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if HEALTHCARE AI does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

On June 8, 2023, the Company entered into a share purchase agreement in connection with the transfer from Healthcare AI Acquisition LLC, (the “Initial Sponsor”) to Atticus Ale, LLC (the “Sponsor”) of 3,184,830 Founder Shares which closed on June 12, 2023 (the “Sponsor Handover”).

On June 9, 2023,  an extraordinary special meeting of shareholders was held by the Company whereby shareholders approved, as a special resolution, the right for the Company to extend the date by which it has to complete a business combination to June 14, 2024 by depositing into the Company’s Trust Account, the amount of $50,000 for each one-month Extension, and to provide for the right of a holder of the Company’s Class B Shares, to convert into Class A Shares. 19,824,274 Class A shares were tendered for redemption and approximately $208,992,255 (approximately $10.54 per share) was removed from the Company’s trust account to pay such redemptions. Following redemptions, the Company had 1,738,127 Class A Shares outstanding, and approximately $18,323,752 in the Company’s trust account.

On June 29, 2023 the Company issued an aggregate of 5,390,599 Class A Shares to the holders of the Company’s Class B Shares upon the conversion of an equal number of Class B Shares (the “Conversion”). The Class B Shareholders include the Sponsor, the Former Sponsor and four Initial Shareholders. The 5,390,599 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering. Following the Conversion, there were 7,128,726 Class A Shares issued and outstanding and one Class B Share issued and outstanding.

On June 12, 2023, the Company deposited $50,000 into the Trust Account to extend the time to complete a business Combination to July 14, 2023.  On July 12, 2023, the Company deposited $50,000 into the Trust Account to extend the time to complete a business Combination to August 14, 2023.

viii

If the Extension Amendment Proposal is not approved, and HEALTHCARE AI has not deposited $50,000 into the Trust Account per each one-month extension to extend the Termination Date to September 14, 2023, and every month thereafter until June 14, 2024, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HEALTHCARE AI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HEALTHCARE AI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to HEALTHCARE AI’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to HEALTHCARE AI’s transfer agent at least two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by not less than two-thirds (2/3) of such holders of the issued and outstanding Public Shares and the one Class B Ordinary Share, par value $0.0001 per share, held by the Sponsor (the “B Share”), as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Class B Share are together referred to as the Ordinary Shares.

Approval of the  Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve Extension Amendment Proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Amendment Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Record holders of Public Shares and Founder Shares at the close of business on July 21, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 7,128,726 Class A Shares issued and outstanding and one Class B Share issued and outstanding. HEALTHCARE AI’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, HEALTHCARE AI urges you to read this material carefully and vote your shares.

This proxy statement is dated July 31, 2023 and is first being mailed to shareholders on or about that date. By Order of the Board of Directors of Healthcare AI Acquisition Corp.

/s/ Zikang Wu

Zikang Wu

Chairman of the Board

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect HEALTHCARE AI’s current views with respect to, among other things, HEALTHCARE AI’s capital resources and results of operations. Likewise, HEALTHCARE AI’s financial statements and all of HEALTHCARE AI’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect HEALTHCARE AI’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. HEALTHCARE AI does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	HEALTHCARE AI’s ability to complete a Business Combination, including approval by the shareholders of HEALTHCARE AI;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Ordinary Shares, Founder Shares and other securities of HEALTHCARE AI;

•	the use of funds not held in the Trust Account or available to HEALTHCARE AI from interest income on the Trust Account balance.

While forward-looking statements reflect HEALTHCARE AI’s good faith beliefs, they are not guarantees of future performance. HEALTHCARE AI disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause HEALTHCARE AI’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in HEALTHCARE AI’s final prospectus filed with the SEC on December 13, 2021 in connection with HEALTHCARE AI’s initial public offering, as amended by other reports HEALTHCARE AI filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to HEALTHCARE AI (or to third parties making the forward-looking statements).

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

HEALTHCARE AI is a blank check company formed under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from HEALTHCARE AI’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

HEALTHCARE AI believes that it is in the best interests of HEALTHCARE AI and its shareholders to continue HEALTHCARE AI’s existence until the Extended Date, if necessary, in order to allow HEALTHCARE AI additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting. HEALTHCARE AI intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Q.	When and where is the Extraordinary General Meeting?

A.

The Extraordinary General Meeting will be held on August 11, 2023, at 9:00 a.m., New York Time at the offices of the Company at 8 The Green, Ste 15614, Dover DE 19901. You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at www.cleartrustonline.com/haia.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.

You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at www.cleartrustonline.com/haia. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	HEALTHCARE AI shareholders are being asked to consider and vote on the following proposals:

•

Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to HEALTHCARE AI’s Articles of Association  as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination to December 14, 2024 (the “Extended Date”) without the deposit of any amounts in the trust account for such extension. This proposal is referred to as the “Extension Amendment Proposal”);

•

Proposal No. 2 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Amendment Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary (the “Adjournment Proposal”).

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Q.	Are the proposals conditioned on one another?

A.	Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented and one or more HEALTHCARE AI shareholders elect to redeem their Public Shares pursuant to the Redemption, HEALTHCARE AI will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account two business days prior to the initially scheduled date of the Extraordinary General Meeting with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for HEALTHCARE AI’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is not approved, and the Company does not deposit into the Trust Account $50,000 per each one-month Extension to extend the Termination Date to September 14, 2023, and then every month thereafter until June 14, 2024, HEALTHCARE AI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HEALTHCARE AI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HEALTHCARE AI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to HEALTHCARE AI’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 5,390,600 Founder Shares. There will be no distribution from the trust account with respect to HEALTHCARE AI’s warrants, which will expire worthless in the event HEALTHCARE AI dissolves and liquidates the trust account.

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The Adjournment Proposal is conditioned on HEALTHCARE AI not obtaining the necessary votes for approving the Extension Amendment prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient tabulated votes in support of the Extension. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Amendment Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Q.	Why is HEALTHCARE AI proposing the Extension Amendment Proposal?

A.

The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow HEALTHCARE AI additional time to complete a Business Combination pursuant to a Business Combination Agreement.

The Board believes that it is in the best interests of HEALTHCARE AI and its shareholders that the Extension be obtained so that HEALTHCARE AI will have an additional amount of time to consummate a Business Combination. Without the Extension, HEALTHCARE AI will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Under the circumstances, the Sponsor no longer wishes to pay a monthly extension amount. However, this would be contrary to the interests of our non-redeeming public stockholders, who will have substantially less funds in the Trust Account than if the extension provisions were not amended. Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension because HEALTHCARE AI will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made.

HEALTHCARE AI believes that given HEALTHCARE AI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that HEALTHCARE AI is in the best position possible to consummate a Business Combination and that it is in the best interests of HEALTHCARE AI and its shareholders that HEALTHCARE AI obtain the Extension. HEALTHCARE AI believes a Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by HEALTHCARE AI shareholders on a Business Combination will occur at an extraordinary general meeting of HEALTHCARE AI shareholders, to be held on at a later date, and the solicitation of proxies from HEALTHCARE AI shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of HEALTHCARE AI shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate proxy statement/ prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

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If the Extension Amendment Proposal is not approved by HEALTHCARE AI shareholders, HEALTHCARE AI may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient tabulated votes in support of the proposals. If the Adjournment Proposal is not approved by HEALTHCARE AI shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment or where the board of directors of the Company decide that it is otherwise necessary. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Amendment Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A HEALTHCARE AI shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing at least a majority of the voting power of all issued and outstanding Public Shares and Founder Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by the holders of the Public Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a HEALTHCARE AI’s shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing at least a majority of the voting power of all issued and outstanding Public Shares and Founder Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.

HEALTHCARE AI believes its shareholders will benefit from HEALTHCARE AI consummating a Business Combination and is proposing the Extension Amendment Proposal to extend, by resolution of the Board, the date by which HEALTHCARE AI has to complete an initial business combination until the Extended Date. The Extension would give HEALTHCARE AI additional time to complete a Business Combination.

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The Board believes that it is in the best interests of HEALTHCARE AI and its shareholders and HEALTHCARE AI that the Extension be obtained so that HEALTHCARE AI will have an additional amount of time to consummate a Business Combination. Without the Extension, HEALTHCARE AI will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

HEALTHCARE AI believes that given HEALTHCARE AI’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of HEALTHCARE AI and its shareholders that HEALTHCARE AI obtain the Extension. HEALTHCARE AI believes a Business Combination will provide significant benefits to its shareholders.

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Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by HEALTHCARE AI shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or where the Board decides that it is otherwise necessary.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised HEALTHCARE AI that they intend to vote any Public Shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

Founder Shares, representing approximately seventy five percent (75%) of HEALTHCARE AI’s issued and outstanding Ordinary Shares. The initial shareholders and their affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, together with the Initial Shareholders (, beneficially owned and were entitled to vote an aggregate of 5,390,600 Founder Shares, representing approximately seventy five percent (75%) of HEALTHCARE AI’s issued and outstanding Ordinary Shares.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment.

If the Extension Amendment Proposal is approved, and the Board does not believe that it is otherwise necessary, the Adjournment Proposal will not be presented for a vote.

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Q.	What happens if the Extension Amendment Proposal is not approved?

A.

If there are insufficient votes to approve the Extension Amendment Proposal, HEALTHCARE AI may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient tabulated votes in support of the Extension.

If the Extension Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment, and  the Company does not deposit $50,000 into the Trust Account to extend the Termination Date one more month to September 14, 2023, and every month thereafter until July 14, 2024, HEALTHCARE AI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HEALTHCARE AI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HEALTHCARE AI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to HEALTHCARE AI’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the initial shareholders of HEALTHCARE AI waived their rights to participate in any liquidation distribution with respect to the 5,390,600 Founder Shares. There will be no distribution from the Trust Account with respect to HEALTHCARE AI’s warrants, which will expire worthless in the event HEALTHCARE AI dissolves and liquidates the Trust Account.

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Q.	Am I able to exercise my redemption rights in connection with a Business Combination?

A.

If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Ordinary Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days prior to the initially scheduled date of the Extraordinary General Meeting of HEALTHCARE AI shareholders to vote on a Business Combination).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the Extension Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•

sending a later-dated, signed proxy card addressed to ClearTrust LLC, 16540 Pointe Village Dr, Suite 205, Lutz, FL 33558, Attn: Healthcare AI Acquisition Corp., so that it is received on or before the Extraordinary General Meeting; or

•	attending and voting, in person or virtually via telephone during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to HEALTHCARE AI’s Secretary, which must be received by HEALTHCARE AI’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. HEALTHCARE AI believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

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Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of HEALTHCARE AI shareholders necessary to hold a valid meeting.

One or more shareholders who together hold at least a majority of the issued and outstanding shares in HEALTHCARE AI entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.

If you were a holder of record of Public Shares or Class B Ordinary Shares on July 21, 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on August 09, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting www.cleartrustonline.com/haia and entering the voter control number included on your proxy card.

Voting by Telephone. Visit www.cleartrustonline.com/haia for detailed instructions.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of HEALTHCARE AI and its shareholders. The Board unanimously recommends that HEALTHCARE AI shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of HEALTHCARE AI and its shareholders. The Board unanimously recommends that HEALTHCARE AI shareholders vote “FOR” the Adjournment Proposal.

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Q.	What interests do HEALTHCARE AI’s directors and officers have in the approval of the Extension Amendment Proposal?

A.

HEALTHCARE AI’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Public Shares, Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of HEALTHCARE AI Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A.	No. There are no appraisal rights available to HEALTHCARE AI shareholders in connection with the Extension Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.

No. The holders of public warrants issued in connection with the IPO (a one-third warrant to purchase one Class A Ordinary Share was included in the units sold in the IPO) each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.

You should read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

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Q.	How do I exercise my redemption rights?

A.

In connection with the Extension Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, HEALTHCARE AI shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the initially scheduled date of the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to HEALTHCARE AI to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated December 9, 2021, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on August 09, 2023 (two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting), (i) submit a written request to the Trustee, that HEALTHCARE AI redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of HEALTHCARE AI’s transfer agent is listed under the question “Who can help answer my questions?” below. HEALTHCARE AI requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to HEALTHCARE AI’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and HEALTHCARE AI’s transfer agent will need to act to facilitate the request. It is HEALTHCARE AI’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because HEALTHCARE AI does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with HEALTHCARE AI’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

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HEALTHCARE AI shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.

You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to HEALTHCARE AI shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.

HEALTHCARE AI will pay the cost of soliciting proxies for the Extraordinary General Meeting. HEALTHCARE AI has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. HEALTHCARE AI will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of HEALTHCARE AI may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

ClearTrust LLC

16540 Pointe Village Dr,

Suite 205, Lutz, FL 33558.

Or visit

www.cleartrustonline.com/haia

for detailed instructions.

You may also contact Healthcare AI Acquisition Corp.

Zikang Wu

Chief Executive Officer

Email: zikwucontact@gmail.com

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You may also contact the proxy solicitor for HEALTHCARE AI at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Email: ksmith@advantageproxy.com

To obtain timely delivery, HEALTHCARE AI shareholders must request the materials no later than June 6, 2023, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about HEALTHCARE AI from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on August 09, 2023 (two business days prior to the initially scheduled date of the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF HEALTHCARE AI SHAREHOLDERS

This proxy statement is being provided to HEALTHCARE AI shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of HEALTHCARE AI shareholders to be held on August 11, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about August 1, 2023 to all shareholders of record of HEALTHCARE AI as of July 21, 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9: 00 a.m., New York Time, on August 11, 2023 at the offices of 8 The Green, Ste 15614, Dover DE 19901.  You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at www.cleartrustonline.com/haia.  The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

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Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, HEALTHCARE AI shareholders will consider and vote on the following proposals:

•

Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to HEALTHCARE AI’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination to December 14, 2024 (the “Extended Date”) (i.e., a period of time ending 36 months after the consummation of its initial public offering (the “IPO”)) without the deposit of any amounts in the trust account for such extension. This proposal is referred to as the “Extension Amendment Proposal”);

•

Proposal No. 2 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Amendment Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal or where the board of directors of the Company determine that it is otherwise necessary. The Adjournment Proposal may be presented as the first proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Amendment Proposal l will not be submitted to the Extraordinary General Meeting for a vote.

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Voting Power; Record Date

As a shareholder of HEALTHCARE AI, you have a right to vote on certain matters affecting HEALTHCARE AI. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares or Founder Shares at the close of business on July 21, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Shares or Founder Shares that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,128,726 Class A Shares issued and outstanding and one Class B Share issued and outstanding, of which 5,390,599 Class A Shares and the Class B Share are Founder Shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold at least a majority of the issued and outstanding Public Shares and Founder Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal.

It is possible that HEALTHCARE AI will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved. If HEALTHCARE AI fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved, HEALTHCARE AI will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares – Shareholders of Record

If you are an HEALTHCARE AI shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares or Founder Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on August 10, 2023.

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Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting www.cleartrustonline.com/haia and entering the voter control number included on their proxy card.

Voting by Telephone. Visit www.cleartrustonline.com/haia for detailed instructions.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from HEALTHCARE AI. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to spacredemptions@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

Email: spacredemptions@continentalstock.com

You will receive a confirmation of your registration by email after HEALTHCARE AI receives your registration materials. You may attend the Extraordinary General Meeting by visiting www.cleartrustonline.com/haia and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. HEALTHCARE AI encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at our offices at 8 The Green, Ste 15614, Dover DE 19901at 9:00 a.m. New York Time, on August 11, 2023. You can participate in the Extraordinary General Meeting, vote, and submit questions live via telephone, the information for which is available at www.cleartrustonline.com/haia. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

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Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify HEALTHCARE AI in writing to Healthcare AI Acquisition Corp., c/o ClearTrust LLC, 16540 Pointe Village Dr, Suite 205, Lutz, FL 33558 before the Extraordinary General Meeting that you have revoked your proxy; or

•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

HEALTHCARE AI intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, visit www.cleartrustonline.com/haia for detailed instructions.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the Extension Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

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In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before 5:00 p.m., New York Time on August 09, 2023, two business days prior to the initially scheduled date of the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that HEALTHCARE AI redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days prior to the initially scheduled date of the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the initially scheduled date of the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $18.6 million as of the July 31, 2023. Prior to their exercising Redemption rights, HEALTHCARE AI shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

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If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of HEALTHCARE AI, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, HEALTHCARE AI will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of HEALTHCARE AI’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal and the Adjournment Proposal does not affect the right of HEALTHCARE AI shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to HEALTHCARE AI shareholders.

Appraisal Rights

There are no appraisal rights available to HEALTHCARE AI shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

HEALTHCARE AI is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. HEALTHCARE AI has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. HEALTHCARE AI and its directors, officers and employees may also solicit proxies on the Internet. HEALTHCARE AI will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

HEALTHCARE AI will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. HEALTHCARE AI will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to HEALTHCARE AI shareholders. Directors, officers and employees of HEALTHCARE AI who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•

Under the circumstances, the Sponsor  no longer wishes to pay a monthly extension amount. However, this would be contrary to the interests of our non-redeeming public stockholders, who will have substantially less funds in the Trust Account than if the extension provisions were not amended. If the Extension Amendment Proposal is approved, the Company shall have until December 14, 2024 to consummate a business combination with no additional payments to the Trust Account. If the Extension Amendment Proposal, is not approved, and the Company does not deposit $50,000 into the Trust Account to extend the Termination Date until September 14, 2023, and then every month thereafter until July 14, 2024, HEALTHCARE AI will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding HEALTHCARE AI Public Shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Initial Shareholders and the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $57.4 million based upon the closing price of $10.66 per share on Nasdaq on July 28, 2023.

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•

Simultaneously with the consummation of the IPO, HEALTHCARE AI consummated the private sale of 11,124,960 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $11,124,960. Each private placement warrant is identical to the warrants included in the units sold in IPO. Such private placement warrants have an aggregate market value of approximately $556,248 based upon the closing per warrant price of $0.05 on Nasdaq on July 28, 2023. The private placement warrants, including the underlying Class A Ordinary Shares, will become worthless if HEALTHCARE AI does not consummate a business combination by August 14, 2023 (or up to December 14, 2024 if approved by HEALTHCARE AI shareholders to amend the Articles of Association, to such Extended Date).

•

The Initial Shareholders and the Sponsor paid significantly less for its Founders Shares. Prior to the consummation of the IPO, initial shareholders including the Sponsor purchased 5,390,600 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.004 per share.

•

If HEALTHCARE AI is unable to complete an initial business combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is approximately $58 million, comprised of (a) $57.4 million representing the market value of Founder Shares, and (b) $556,248 representing the market value of private placement warrants held by the Initial Shareholders. The Initial Shareholders and the Sponsor have indirect economic interests in the private placement warrants and in the Founder Shares.

•	The Sponsor and the Initial Shareholders have agreed not to redeem any Public Shares or Founder Shares, held by it in connection with a shareholder vote to approve an initial business combination.

•

The Sponsor and the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if HEALTHCARE AI fails to complete an initial business combination by August 14, 2023 (or such later date that may be approved by HEALTHCARE AI shareholders, such as December 14, 2024, the Extended Date).

•	The continued indemnification of current directors and officers of HEALTHCARE AI and the continuation of directors’ and officers’ liability insurance after a Business Combination.

•

The Sponsor has expressed an interest in transferring to a third party, directly or indirectly, some of its Founder Shares to certain stockholders who agree, among other things, not to redeem or exercise any right to redeem their Public Shares in connection with the Extension Amendment. In connection with the Sponsor Handover, if it were to occur, new directors and officers may be appointed to HEALTHCARE AI.

Additionally, if the Extension Amendment Proposal is not approved and HEALTHCARE AI consummates an initial business combination, the officers and directors of HEALTHCARE AI may have additional interests as described in the proxy statement/prospectus for such transaction.

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RISK FACTORS

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we can provide no assurances that any transaction qualifying as a Business Combination will be consummated prior to the Extended Date (as defined below). Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, we expect to seek shareholder approval of a Business Combination prior to the Extended Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Amendment Proposal. Even if the Extension is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extraordinary General Meeting and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Risks Related to Being Deemed an Investment Company

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain of our officers and directors and members of our sponsor are non-US persons. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by August, 2023 (unless the Termination Date is extended) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.72 per share (including interest not previously released to HEALTHCARE AI to pay its taxes), without taking into account any interest earned after August 11, 2023, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

HEALTHCARE AI is proposing to amend, by special resolution, its Articles of Association to extend the date by which HEALTHCARE AI must consummate a business combination to the Extended Date, subject to payment of the Extension Payments, so as to give HEALTHCARE AI additional time to complete a Business Combination. The text of the proposed special resolution is set forth as the first resolution in Annex A to this proxy statement.

The Board believes that it is in the best interests of HEALTHCARE AI and its shareholders that the Extension be obtained so that HEALTHCARE AI will have an additional amount of time to consummate a Business Combination because HEALTHCARE AI will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made. Without the Extension, HEALTHCARE AI will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate. HEALTHCARE AI intends to hold a Business Combination Extraordinary General Meeting at a future date to approve a Business Combination.

Articles of Association

HEALTHCARE AI believes that given HEALTHCARE AI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that HEALTHCARE AI is in the best position possible to consummate a Business Combination and that it is in the best interests of HEALTHCARE AI and its shareholders that HEALTHCARE AI obtain the Extension. HEALTHCARE AI believes a Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On July 31, 2023, the redemption price per Public Share was approximately $10.72 (which is expected to be the same approximate amount two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $18.6 million  as of July 31, 2023 (including interest not previously released to HEALTHCARE AI to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to HEALTHCARE AI to pay its taxes two business days prior to the initially scheduled date of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on July 28, 2023 was $10.66. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.06 more per share than if the Public Shares were sold in the open market. HEALTHCARE AI cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. HEALTHCARE AI believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if HEALTHCARE AI does not complete a Business Combination on or before the Termination Date.

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Reasons for the Extension Amendment Proposal

HEALTHCARE AI has determined that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension to extend the date by which it has to consummate a business combination to December 14, 2024 because HEALTHCARE AI will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made.

The Articles of Association currently provide that HEALTHCARE AI has until August 14, 2023, the current Termination Date, to complete an initial business combination, unless such date is extended by depositing $50,000 per one-month extension in the Trust Account to extend the Termination Date on a monthly basis until June 14, 2024. HEALTHCARE AI and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless HEALTHCARE AI provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. Without the Extension, HEALTHCARE AI will not be able to complete a Business Combination on or before the Termination Date and would be forced to liquidate.

Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension because HEALTHCARE AI will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made.

The Extension Amendment Proposal is essential to allowing HEALTHCARE AI additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

HEALTHCARE AI believes that it is in the best interests of HEALTHCARE AI and its shareholders that HEALTHCARE AI obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Company does not deposit $50,000 into the Trust Account per one-month extension to extend the Termination Date until September 14, 2023, and every month thereafter until June 14, 2023, HEALTHCARE AI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay HEALTHCARE AI’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of HEALTHCARE AI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to HEALTHCARE AI’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,390,600 Founder Shares, which includes one B Share. There will be no distribution from the Trust Account with respect to HEALTHCARE AI’s warrants, which will expire worthless in the event HEALTHCARE AI dissolves and liquidates the Trust Account.

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If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, HEALTHCARE AI intends to amend the Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. HEALTHCARE AI will then continue to attempt to consummate a business combination until the Extended Date. HEALTHCARE AI will remain a reporting company under the Exchange Act and its Units, Public Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by HEALTHCARE AI shareholders on a Business Combination will occur at a separate Business Combination Extraordinary General Meeting of HEALTHCARE AI shareholders, to be held at a later date, and the solicitation of proxies from HEALTHCARE AI shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of HEALTHCARE AI shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before two business days prior to the initially scheduled date of the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that HEALTHCARE AI redeem your Public Shares for cash to the Trustee, at the following address:

and

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days prior to the initially scheduled date of the Extraordinary General Meeting.

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Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the initially scheduled date of the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by HEALTHCARE AI’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $18.6 as of July 31, 2023. Prior to their exercising redemption rights, HEALTHCARE AI shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of HEALTHCARE AI, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

HEALTHCARE AI will not consummate an initial business combination on or before the Termination Date, so if the Extension Amendment Proposal is not approved, HEALTHCARE AI will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of HEALTHCARE AI’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of HEALTHCARE AI shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to HEALTHCARE AI shareholders. Shareholders of HEALTHCARE AI seeking to exercise their redemption rights in connection with a Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to a Business Combination Extraordinary General Meeting.

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Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being a resolution passed by not less than two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

As of the date hereof, the Initial Shareholders own approximately 75% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal is set forth as the first resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT HEALTHCARE AI SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

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PROPOSAL NO. 2 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to HEALTHCARE AI shareholders in the event, based on the tabulated votes, there are not sufficient tabulated votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or where the Board deems it otherwise necessary. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and none of the Extension Amendment Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by HEALTHCARE AI shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient tabulated votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is a resolution passed by a simple majority of the votes cast by the holders of Public Shares and the Founder Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

As of the date hereof, the Initial Shareholders own approximately 75% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT HEALTHCARE AI SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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BUSINESS OF HEALTHCARE AI AND CERTAIN INFORMATION ABOUT HEALTHCARE AI

General

HEALTHCARE AI is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On December 14, 2021, the Company consummated the IPO of 21,562,401 HEALTHCARE AI Units, at $10.00 per Unit, generating gross proceeds of $215,624,010. Each Unit consisted of One Class A Ordinary Share and one-half of one redeemable warrant, each whole warrant exercisable to purchase one Class Ordinary Share at a share price of $11.50 per share. Simultaneously with the consummation of the IPO, HEALTHCARE AI consummated the private sale of 11,124,960 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $11,124,960. Each private placement warrant is identical to the warrants included in the units sold in IPO. A total of $219,936,490 from the net proceeds of the sale of the Units in the IPO and the sale of the private placement warrants was placed in a Trust Account.

On June 8, 2023, the Company entered into a share purchase agreement in connection with the transfer from Healthcare AI Acquisition LLC, (the “Initial Sponsor”) to Atticus Ale, LLC (the “Sponsor”) of 3,184,830 Founder Shares which closed on June 12, 2023 (the “Sponsor Handover”).

On June 9, 2023,  an extraordinary special meeting of shareholders was held by the Company whereby shareholders approved, as a special resolution, the right for the Company to extend the date by which it has to complete a business combination to June 14, 2024 by depositing into the Company’s Trust Account, the amount of $50,000 for each one-month Extension, and to provide for the right of a holder of the Company’s Class B Shares, to convert into Class A Shares. 19,824,274 Class A shares were tendered for redemption and approximately $208,992,255 (approximately $10.54 per share) was removed from the Company’s trust account to pay such redemptions. Following redemptions, the Company had 1,738,127 Class A Shares outstanding, and approximately $18,323,752 in the Company’s trust account.

On June 29, 2023 the Company issued an aggregate of 5,390,599 Class A Shares to the holders of the Company’s Class B Shares upon the conversion of an equal number of Class B Shares (the “Conversion”). The Class B Shareholders include the Sponsor, the Former Sponsor and four Initial Shareholders. The 5,390,599 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering. Following the Conversion, there were 7,128,726 Class A Shares issued and outstanding and one Class B Share issued and outstanding.

On June 12, 2023, the Company deposited $50,000 into the Trust Account to extend the time to complete a business Combination to July 14, 2023.  On July 12, 2023, the Company deposited $50,000 into the Trust Account to extend the time to complete a business Combination to August 14, 2023.

The Company may enter into agreements with one or more shareholders pursuant to which such shareholders will agree not to redeem all or a portion of their public shares in connection with the Extension Amendment. No additional funds will be deposited into the Trust Account.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of its affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.72 per share, based on the amounts held in the Trust Account as of July 31, 2023; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or any of its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the shareholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the shareholders (e.g., 5% shareholders) who sold such public shares; and (v) the number of public shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company shares purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of HEALTHCARE AI’s Public Shares and Founder Shares as of July 21, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of HEALTHCARE AI’ Public Shares and Founder Shares, by:

•	each person known by HEALTHCARE AI to be the beneficial owner of more than 5% of HEALTHCARE AI’s issued and outstanding Ordinary Shares or Founder Shares;

•	each of HEALTHCARE AI’ executive officers and directors that beneficially owns shares of HEALTHCARE AI’s Ordinary Shares or Founder Shares; and

•	all HEALTHCARE AI’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

	Class B ordinary shares		Class A ordinary shares
Name of Beneficial Owners	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control(6)
Healthcare AI Acquisition LLC(1)	1	100%	3,184,829	45%	75%
Zikang Wu(1)	1	100%	3,184,829	45%	75%
All officers and directors as a group (seven individuals) (1)	1	100%	3,184,829	45%	75%
Healthcare AI Acquisition LLC(2)(3)(4) (6)	—	—	2,105,770	30%	0%
Simon Cottle(5) (6)	—	—	—	—	—
Patrick Hargutt(5) (6)	—	—	—	—	—
James Brooks(5) (6)	—	—	—	—	—
Greg Caswill(5) (6)		*	25,000	—	*
Robert Piconi(5) (6)	*		25,000	—	*
Xavier Flinois(5(6)		*	25,000	—	*
Elizabeth Weymouth(5) (6)	*		25,000	—	*

  ___________________

*	Less than one percent.

(1)

The business address is 8 The Green, Ste 15614, Dover DE 19901. Interests shown consist solely of founder shares of 3,184,829 Class A Shares that were converted on a one-for-one basis on June 20, 2023, and one B Share. The shares reported above are held in the name of Attticus Ale LLC,  our initial sponsor which is controlled by Zikang Wu, our Chief Executive Officer, and accordingly, may be deemed to have or share beneficial ownership of such shares.

(2)	Interests shown consist solely of founder shares, which were converted to Class B ordinary shares on June 29, 2023, on a one-for-one basis.
(3)

The shares reported above are held in the name of Healthcare AI Acquisition LLC, our initial sponsor which is controlled by a four-member board of managers composed of Simon Cottle, Patrick Hargutt, Roger Priaulx and Dawn Howe. The approval of a majority of the managers is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no individual member of the board of managers exercises voting or dispositive control over any of the securities held by our sponsor, even those in which such manager directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(4)	Excludes 500,000 Class A ordinary shares which may be issued by cancellation of the 11,234,960 private placement warrants upon consummation of a business combination.
(5)	Does not include any shares indirectly owned by this individual as a result of his or her partnership interest in the initial sponsor or its affiliates.
(6)	The voting rights have been assigned to the Sponsor in connection with the Sponsor Handover.

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HOUSEHOLDING INFORMATION

Unless HEALTHCARE AI has received contrary instructions, HEALTHCARE AI may send a single copy of this proxy statement to any household at which two or more shareholders reside if HEALTHCARE AI believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce HEALTHCARE AI’s expenses. However, if shareholders prefer to receive multiple sets of HEALTHCARE AI’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of HEALTHCARE AI’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact HEALTHCARE AI at the following address and e-mail address:

Healthcare AI Acquisition Corp.

c/o ClearTrust LLC

16540 Pointe

Village Dr, Suite

205, Lutz

FL 33558

Visit www.cleartrustonline.com/haia for detailed instructions.

Or contact

Zikang Wu

Chief Executive Officer

Email: zikwucontact@gmail.com

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

HEALTHCARE AI files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. HEALTHCARE AI’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of HEALTHCARE AI’s filings with the SEC (excluding exhibits) at no cost by contacting HEALTHCARE AI at the address and/or telephone number below.

If you would like additional copies of this proxy statement or HEALTHCARE AI’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact HEALTHCARE AI at the following address and e-mail address:

ClearTrust LLC

16540 Pointe

Village Dr, Suite

205, Lutz

FL 33558

Visit www.cleartrustonline.com/haia

Or contact

Zikang Wu

Chief Executive Officer

Email: zikwucontact@gmail.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from HEALTHCARE AI’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an HEALTHCARE AI’s shareholder and would like to request documents, please do so by August 4, 2023, five business days prior to the initially scheduled date of the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from HEALTHCARE AI, such documents will be mailed to you by first class mail or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION OF

HEALTHCARE AI ACQUISITION CORP.

The Extension Amendment Proposal

“RESOLVED, as a special resolution, THAT:

The text of Article 163 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

(a) In the event that either the Company does not consummate a Business Combination by December 14, 2024, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

(b) If any amendment is made to Article 163(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination by December 14, 2024, or with respect to any other provision relating to the rights of holders of our Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue.

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FORM OF PROXY CARD

HEALTHCARE AI ACQUISITION CORP.

8 THE GREEN, STE 15614, DOVER, DE 19901.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEALTHCARE AI ACQUISITION CORP.

The undersigned hereby appoints Zikang Wu as proxy (the “Proxy”), with full power to act and with the power to appoint a substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all ordinary shares of Healthcare AI Acquisition Corp. (“HAIA”) held of record by the undersigned on July 21, 2023, at the Extraordinary General Meeting of Shareholders (“Extraordinary General Meeting of Shareholders”) to be held on August 11, 2023, or any postponement or adjournment thereof. The Extraordinary General Meeting of Shareholders will be held will be held at 9:00 a.m. Eastern Time, on August 11, 2023, at 8 The Green, Ste 15614, Dover DE 19901, and www.cleartrustonline.com/haia virtually. To register and receive access to the virtual meeting, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting of Shareholders, or any postponement or adjournment thereof.

The undersigned acknowledges  receipt of the accompanying proxy statement and revokes all prior  proxies for the Extraordinary Meeting of Shareholders.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE  DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR  PROXIES  GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

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PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 2 BELOW. THE HAIA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(1)

Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to HEALTHCARE AI’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination to December 14, 2024 (the “Extended Date”) without the deposit of any amounts in the trust account for such extension. A copy of the Amendment to the Articles of Association is attached to the proxy statement as Annex A.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(2)

Proposal No. 2 — The Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation there are not sufficient votes to approve the Extension Amendment Proposal, or (ii) where the board of directors of the Company has determined that it is otherwise necessary.

☐ FOR ☐ AGAINST ☐ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below ☐

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SHAREHOLDER’S SIGNATURE

Signature of Shareholder	Date
Address

Signature of Shareholder	Date
Address

Note: Please sign exactly as your name or names appear on this proxy. When ordinary share is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE  MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

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